UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

U.S. GLOBAL INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas		78229
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers

On June 1, 2018, U.S. Global Investors, Inc. issued a press release reporting that Susan B. McGee, President and General Counsel, resigned her position effective May 31, 2018. A copy of the press release is attached and being furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Press release issued by U.S. Global Investors, Inc. dated June 1, 2018, reporting the resignation of Susan B. McGee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc.

Dated: June 1, 2018	By:	/s/ Frank E. Holmes
Frank E. Holmes
CEO